STONE HARBOR INVESTMENT FUNDS

Stone Harbor Emerging Markets Debt Fund

Stone Harbor High Yield Bond Fund

Supplement dated December 23, 2009 to the

Statement of Additional Information dated September 28, 2009

The information below replaces the first sentence of the section titled “TRUSTEES AND OFFICERS – Remuneration of Trustees” found on page 45 of the Statement of Additional Information:

Each individual Fund pays each Trustee who is not an interested person, as defined by the 1940 Act, of the Adviser or any of its affiliates, a fee of (i) $2,000 per quarter and (ii) $250 for each additional meeting in which that Trustee participates.